Exhibit 10.27

EXECUTION VERSION

AMENDMENT NO. 1 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of January 12, 2015 (this “Amendment”), among Darby Creek LLC, a Delaware limited liability company (the “Borrower”), FS Investment Corporation II, a Maryland corporation (the “Investment Manager”), Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”), and Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Collateral Agent, the Lenders and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of February 20, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Investment Manager, the Collateral Agent, the Lenders and the Administrative Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1. Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Loan Agreement attached as Appendix A hereto;

(b) to insert “Each Agent at the address set forth in Annex A to the Loan Financing Agreement” as an addressee in Exhibit C-1, Exhibit C-2 and Exhibit C-3:

(c) to delete paragraph 1 of Exhibit C-1 and insert the following in lieu thereof:

1. An Advance (the “Advance”) be made by each Lender in the following amounts:

Lender	Advance
$
$
$
Total	$

(d) to add “, each Agent” immediately after “Administrative Agent” in the first paragraph of Exhibit D.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1. This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by the Borrower, the Investment Manager, the Collateral Agent, the Lenders and the Administrative Agent.

ARTICLE IV

Miscellaneous

SECTION 4.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 4.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 4.3. Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 4.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 4.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 4.6. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrower, the Collateral Agent and the Administrative Agent shall treat (and the Lenders hereby authorize the Collateral Agent and the Administrative Agent to treat) the Loan Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DARBY CREEK LLC, as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Loan Agreement]

FS INVESTMENT CORPORATION II, as Investment Manager

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

[Signature Page to Amendment No. 1 to Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Kevin Tanzer
Name: Kevin Tanzer
Title: Managing Director

[Signature Page to Amendment No. 1 to Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and as Collateral Custodian

By:	/s/ Abby Schexnider
Name: Abby Schexnider
Title: Vice President

[Signature Page to Amendment No. 1 to Loan Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Kevin Tanzer
Name: Kevin Tanzer
Title: Managing Director

[Signature Page to Amendment No. 1 to Loan Agreement]